UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

February 27, 2007

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-2

(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.

(Exact name of Sponsor as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

333-130373-22

06-1204982

(State or other

(Commission

(IRS Employer

Jurisdiction

File Number)

ID Number)

of incorporation)

1285 Avenue of the Americas

New York, New York

10019

(Address of principal executive offices)

(Zip Code)

Registrant’s Telephone Number,

(212) 713-2000

including area code:

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-130373) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of      such firm included in Exhibit 5.1).

23.1         Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Jeffrey B. Lown_________________

Name:

Jeffrey B. Lown

Title:

Executive Director

By: /s/ Sameer Tikoo_______________

Name:

Sameer Tikoo

Title:

Associate Director

Dated: February 27, 2007

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).